UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2006

Knology, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-32647	58-2424258
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1241 O.G.Skinner Drive, West Point, Georgia		31833
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	706-645-8752

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On May 23, 2006, Knology, Inc. (the "Company") filed a Current Report on Form 8-K announcing its dismissal of Deloitte & Touche LLP ("Deloitte") as the Company’s independent registered public accounting firm and appointing BDO Seidman LLP ("BDO") as the Company’s independent registered public accounting firm. Prior to filing the Current Report, the Company provided Deloitte with a copy and requested that Deloitte provide the Company a letter addressed to the Commission stating whether or not Deloitte agrees with the statements made by the Company in such Current Report.

Deloitte has furnished the Company with a letter addressed to the Commission stating that Deloitte agrees with the statements made by the Company regarding Deloitte and has no basis on which to agree or disagree on other statements made by the Company in its Current Report on Form 8-K filed on May 23, 2006. A copy of the letter is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

16.1 Letter from Deloitte & Touche LLP to the Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knology, Inc.

May 30, 2006	By:	M. Todd Holt

Name: M. Todd Holt
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission